Exhibit 10.7

RECORD Nº

FRAMEWORK CONTRACT OF MINING PROJECT DEVELOPMENT
AND
BUYING AND SELLING OF SHARES
OF
SOCIEDAD LEGAL MINERA LITIO UNO DE LA SIERRA HOYADA DE MARICUNGA AND OTHERS

MINERA LI ENERGY SPA
 TO
JORGE RODION BARROZO SANKAN AND OTHERS

IN SANTIAGO OF CHILE, on May 20, 2011, there appears before me, PATRICIO ZALDIVAR MACKENNA, lawyer, Head Notary of the Eighteenth Notary of Santiago, domiciled at Bandera 341, Office 857, Santiago: for one party, (i) Mr. JORGE RODIÓN BARROZO SANKAN, Chilean, single,  civil engineer, ID card No 7,218,037-2, domiciled in this city, at Avenida Irarrázabal No. 1729, apartment No. 202, community of Ñuñoa; (ii) CARLOS ROBERTO GAONA VELASCO, Chilean, married, civil engineer, ID card No. 6,979,101-8, domiciled in this city at Los Gomeros street No. 1643, community of Vitacura; (iii) CHRISTIAN RICARDO HIDALGO REYES, Chilean, married, commercial agent, ID card No. 11,932,965-5, domiciled in this city, duly represented, as will be accredited, by Mr. RICARDO NORBERTO HIDALGO YANSSEN, Chilean, married, entrepreneur, ID card No. 5,019,761-1, both domiciled in this city at Luz street No. 3,040, apartment No. 601, community of Las Condes; (iv) JEAN PIERRE NACIFF CATALANO, Chilean, married, engineer, ID card No. 8,223,685-6, domiciled at Maipú street No. 446, community of Copiapó, a non-resident of this city; (v) CALCATA SOCIEDAD ANONIMA”, a company in the investment line of business, Tax Payer ID No. 96,713,160-1, duly represented, as will be accredited, by Mr. Pablo Luis Hiram Cifuentes Corona, Chilean, married, lawyer, ID card No 6,770,536-K, both domiciled in this city, Calle San Antonio No. 19, Office 1601, community of Santiago, and (vi) “CAMPOS MINERAL ASESORÍAS PROFESIONALES LIMITADA”, a company in the line of business indicated by its name, Tax Payer No 77,520,690-K, duly represented by Mr. Patricio Campos Poblete, Chilean, married, mining engineer, ID card No. 5,408,285-1, both domiciled in this city, at Mardoqueo Fernández street No. 128, office No. 603, community of Providencia, all the above-mentioned hereinafter referred to collectively as, the “Sellers”; and, on the other hand, Mr. ANTONIO ORTÚZAR VICUÑA, Chilean, married, lawyer, ID card No. 6,988,994-8, on behalf of, as will be accredited, MINERA LI ENERGY SpA, a Chilean company in the mining exploration and exploitation line of business, Tax Payer ID No. 76,102,972-K, both domiciled, for this purpose, at Nueva Tajamar 481, North Tower, 21st Floor, community of Las Condes, hereinafter also referred to as the "Buyer"; and as the third party, Mr. ANTONIO ORTÚZAR VICUÑA, already identified herein, on behalf of "LI3 ENERGY, INC.” a company lawfully established and existing under the laws of the State of Nevada, United States of America, both, for this purpose, domiciled at Nueva Tajamar 481, North Tower, 21st Floor, community of Las Condes, Santiago, hereinafter referred to as “Li3 Energy”; hereinafter all the above mentioned parties referred to collectively as the “Parties”; the parties appearing adults, which establish their respective identities with the aforementioned document and state: FIRST: Recitals: One.One. LI3 Energy, Inc. is a company legally established and existing under the laws of the state of Nevada, the United States of America, listed in the New York Stock Exchange under the acronym “LIEG”. Currently, Li3 Energy is studying the development of a lithium and potassium chloride and lithium mining project and its byproducts, and other mineral substances, by exploiting the mining properties identified in the Fourth Clause of the instrument herein, all of them located in Salar de Maricunga, Third Region of Atacama, hereinafter and without distinction referred to as the “Project”, and which are currently owned by Legal Mining Companies referred to in the number Two.One of the

Second Clause below. Therefore, Li3 Energy will make their best effort to obtain the legal authorizations and to enter the necessary agreements with the State of Chile, in order to be able to exploit the not grantable substances it may find. One.Two. The Sellers, according to the shares stated in the number Two.Two of the following Clause,, are the joint owners  of sixty percent (60%) of the shares of each one of the Legal Mining Companies that are listed in the number Two.One. of the Second Clause below, One.Three. In order to develop, implement, control, operate and administer the Project, Li3 Energy instructed to establish that Corporation by Shares named Minera Li Energy SpA, which, to the present is a subsidiary company one hundred percent (100%) owned by Li3 Energy. One.Four. Li3 Energy and the Sellers have agreed to develop the Project jointly and, for this purpose, have agreed on the following aspects which have been raised to the category of essential for the contract and commercial relations by the Parties: a) For the purpose of the contribution at the beginning and during the development of the Project, the Parties have agreed on, the sale of shares referred to in the Fifth Clause of the document herein; b) Likewise, and for the whole restriction period stated in the number Nine.Two of the Ninth Clause hereunder, the Parties have agreed on a joint committee administration of Li3 Energy, which shall include the following aspects: (i) The Board of Directors of Li3 Energy shall be formed by seven (7) Directors; (ii) The Sellers shall have the right to appoint 3 of the Directors of Li3 Energy; (iii) The rest of the shareholders of Li3 Energy shall have the right to appoint 3 Directors; (iv) The Seventh Director, who shall hold of the position of Chairman of the Board, shall be appointed by mutual consent of the other six Directors; (v) the Board of Directors of Li3 Energy shall appoint its administrators of the Buyer. As of now it is on the record that the currently sitting Board has agreed to appoint Mr. Luis Saenz Rocha and Mr. Carlos Roberto Gaona Velasco as administrators of the Buyer, who must act jointly.- c) In order to implement the agreements stated in the instrument herein, Li3 Energy has agreed to transfer the ownership of a self-issued block of shares to the Sellersup to one hundred, twenty-five thousand (125,000,000) shares of Li3 Energy Inc.- the transfer and delivery of such shares shall be carried out according to the provisions stated in the Ninth Clause of this instrument.  The Parties expressly state that the referenced share are not registered before the U.S. Securities and Exchange Commission (hereinafter, the “SEC”), therefore, they are restricted securities in the United States of America.  In order to registered such shared before the SEC, the Parties have signed on this same date a private instrument entitled “Registration Rights Agreement”, through which Li3 Energy has agreed to register the shares with the SEC at its exclusive cost on the dates and amounts stated as follows: (i) the amount of sixty-two million, five hundred thousand (62,500,000) shares no later than January 31, 2012, and (ii) the amount of sixty-two million, five hundred thousand (62,500,000) shares no later than October 30, 2012., d) The Parties have agreed that in the event that Li3 Energy decides to be listed on any stock action besides the New York Stock Exchange, it will include both the company, as well as the one hundred twenty-five million shares that are hereby granted to the Sellers.  e) The Parties state their intent to take the Project to the stage of commercial production, the reason why if Li3 Energy decides to sell its share in the Buyer, and/or the Buyer agrees to sell the shares in the Legal Mining Companies and/or as appropriate, the mining properties identified in the Fourth Clause hereof, the  Board of Directors of Li3 Energy shall base this sale agreement on at least two valuations carried out by  institutions with recognized experience in these types of mining assests;  and f) That each and every one of the agreements of joint committee and statements referred to in this number One.Four shall cease once the restriction of sale stated in the number Nine.Two of the Ninth Clause hereunder has expired SECOND: Two.One: Legal Mining Companies: The legal mining companies, which part of their shares is transferred according to the provisions in the Fifth Clause of the instrument herein (also known as the “Legal Mining Companies” or the “Companies”),, are the following ones: /a/ SOCIEDAD LEGAL MINERA LITIO UNO DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 1.043 No 817 Registry of Discoveries of the Mining Registrar Copiapó, for the year 2000; /b/ SOCIEDAD LEGAL MINERA LITIO DOS DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 1.045 No 819 Registry of Discoveries of the Mining Registrar Copiapó, year 2000; /c/ SOCIEDAD LEGAL MINERA LITIO TRES DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 1.047 No 821 Registry of Discoveries of the Mining Registrar Copiapó, for the year 2000; /d/ SOCIEDAD LEGAL MINERA LITIO CUATRO DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 1.049 Nº 823 Registry of Discoveries of the Mining Registrar Copiapó, for the year  2000; /e/ SOCIEDAD LEGAL MINERA LITIO CINCO DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet Fs. 1.051 Nº 825 Registry of Discoveries of the Mining Registrar Copiapó, for the year 2000; y /f/ SOCIEDAD LEGAL MINERA LITIO SEIS DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 1.053 Nº 827 Registry of Discoveries of the Mining Registrar Copiapó, for the year 2000, hereinafter referred to as the “companies”.- Two.Two: shares; The Sellers are owners correspondingly of the number of shares specified hereunder, in each one of the Companies (hereinafter, collectively the “Shares”): /a/ Mr. JORGE RODIÓN BARROZO SANKAN, six shares of each one of the Companies; /b/ Mr. CARLOS ROBERTO GAONA VELASCO, eight shares of each one other Companies; /c/ CHRISTIAN RICARDO HIDALGO REYES, eight shares of each one of the Companies; /d/ JEAN PIERRE NACIFF CATALANO, four shares of each one other Companies; /e/ CALCATA SOCIEDAD ANÓNIMA, twenty-five shares of each one other Companies; and, /f/ CAMPOS MINERAL ASESORÍAS PROFESIONALES LIMITADA nine shares of each one other Companies. The respective shares are registered under the name of each one of the Sellers in the Registries stated hereunder, in relation to each company: /a/ SOCIEDAD LEGAL MINERA LITIO UNO DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 07 Nº 140 Book Nº 92 Registry of Shareholders Mining Registrar Copiapó, for the year 2000; /b/ SOCIEDAD LEGAL MINERA LITIO DOS DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet Fs. 07vta. Nº 141 Book Nº 92 Registry of Shareholders Mining Registrar Copiapó, for the year 2000; /c/ SOCIEDAD LEGAL MINERA LITIO TRES DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 08 Nº 142 Book Nº 92 Registry of Shareholders Mining Registrar Book, for the year 2000; /d/ SOCIEDAD LEGAL MINERA LITIO CUATRO DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 08vta. Nº 143 Book Nº 92 Registry of Shareholders Mining Registrar Copiapó, for the year 2000; /e/ SOCIEDAD LEGAL MINERA LITIO CINCO DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet Fs. 09 Nº 144 Book Nº 92 Registry of Shareholders Mining Registrar Copiapó, for the year 2000; y /f/ SOCIEDAD LEGAL MINERA LITIO SEIS DE LA SIERRA HOYADA DE MARICUNGA, which is registered on the sheet 09vta. Nº 145 Book Nº 92 Registry of Shareholders Mining Registrar Copiapó, for the year 2000.- THIRD: Three. One: Statements of the Sellers. The Sellers state that: /a/ they are the sole and only owners of the Shares mentioned in number Two.Two of the Second Clause above; that they are free from encumbrances, burdens, lawsuit, prohibitions to encumber and transfer and any other restriction, encumber, precautionary measures, enforcement actions or preemptive rights to third parties; and that they are not subject to options, options contracts, conditional or forward sales contract or any other act or contract that tends or aims at the transfer of the ownership of the shares or to transfer them as a guarantee for other obligations, and there is no impediment that may affect its free availability or the ability to place encumbrances on them; /b/ That no act has been concluded that may affect the ownership of the Companies or affect the free availability of the Shares in any manner and under no concept; /c/ Each one of the Sellers is fully authorized and capacitated to sign the contract herein and all the accessory document that form it, and carry out and comply with the obligations assumed by virtue of them, and that they have carried out all the necessary acts to conclude and comply with the contract herein, including the conclusion of the necessary agreements from the respective governing bodies of the company; /d/ That that there is no legal provision, court or administrative order, contract, agreement or any other binding instrument for the Sellers or for the Companies that may hinder or threaten the conclusion of the contract herein or the compliance with the obligations assumed in it; /e/ That the representatives that sign the Contract herein on behalf of CALCATA S.A. of CAMPOS MINERAL ASESORÍAS

PROFESIONALES LIMITADA and, of Mr. CHRISTIAN RICARDO HIDALGO REYES, are duly authorized to force these companies, and persons, respectively, under the terms of this contract and to carry out in the acts provided in it; /f/ That the Sellers are not in notorious insolvency, being deemed to mean for all the purposes that there is notorious insolvency of a Seller if he had ceased, in the payment of one relevant credit burden signed with third parties; if any of the Sellers, on their own, or one or more of its creditors, had requested its bankruptcy; or if judicial or extrajudicial agreements have been signed or made; or if by prejudicial or precautionary measures it was stated attachment, retainage, prohibitions to conclude and sign acts and contracts against it in relation to its most important  properties or if government nominees have been appointed; /g/ That the Sellers are not aware of any lawsuit or administrative claim that may have a substantial adverse effect or that may substantially affect the Shares object of the Contract herein; /h/ That the Companies have no employees or people employed or linked to them in the reporting line. /i/ None of the statements, guarantees or agreements made by the Sellers, or any other piece of information, either written or oral, submitted by the Sellers, or their external consultants, to the Buyer or its subsidiaries, in relation to the Shares of the Companies, subject matter of his Contract, contain any false statement or fail to state any relevant fact or piece of information necessary for the statements of this contract not to be false. Except for the representations and guarantees aforementioned, the Sellers do not carry out any other additional representations or guarantees to the Buyer, with respect to the surface right or water rights; any environmental liability in relation to the mining rights or any other relevant matter in relation to the rights. Three. Two: LI3 Energy Inc. Representations.LI3 Energy Inc. state that: /a/ It is a corporation legally established and existing under the laws of the State of Nevada, the United States of America and that it has the capacity, powers and authorities necessary for the development and financing of the Project. /b/ The signature, delivery and compliance with the instrument herein by LI3 Energy Inc. Included among the duties in order to comply with the line of business; and that the signature, delivery and compliance with it does not break or contravene the law, norms or at resolutions currently in force, or its respective statutes or any contract, agreement or convention in force them of which they are part; it does not imply failure to comply with any contract, agreement or convention and it does not derive in the imposition of any encumbrance of their assets; /c/: Its representative, already identified and appearing in the instrument herein, is fully authorized and empowered to conclude and sign this contract and all the necessary documents that are part of it, and that all the acts necessary to conclude and comply with the contract herein have been carried out, including the conclusion of the necessary agreements from the respective governing bodies of the company; /d/ That there is no legal provision, court or administrative order, contract, agreement or any other binding instrument for it that may hinder or threaten the conclusion of the contract herein all the compliance with the obligations assumed in it; /e/ That it is not in notorious insolvency, being deemed to mean for all the purposes that there is notorious insolvency of LI3 Energy Inc. if he had ceased, in the payment of any relevant credit burden signed with third parties; if LI3 Energy Inc, on its own, or one or more of its creditors, had requested its bankruptcy; or if judicial or extrajudicial agreements have been signed or made; or if by prejudicial or precautionary measures it was obtained attachment, retainage, prohibitions to conclude and sign acts and contracts against it in relation to its most important  properties or if government nominees have been appointed; /f/ It is not aware of any lawsuit or administrative claim that may have a substantial adverse effect or that may substantially affect its operations and businesses; /g/ It has no employees or people employed or bound in subordination or dependence upon it except those reported to the Securities Exchange Commission (SEC) at this date ?[   /h/ None of the statements, guarantees or agreements made by LI3 Energy Inc, or any other piece of information, either written or oral, submitted by LI3 Energy Inc., or its representatives, to the Sellers, in relation to the conclusion of this contract, contain any false statement or fail to state any relevant fact or piece of information necessary for the statements of this contract not to be false. FOUR:

Four.One. The Companies are owners of the following mining exploitation concessions, hereinafter referred to as “Mining Concessions”, all of them located in the Salar de Maricunga, Third Region of Atacama, which measure minutes and property deeds under the name of the Companies are registered in the Registry of Estates of the Mining Registrar of Copiapó, as stated hereunder: /a/ Mining Claim named “LITIO 1, 1 TO 29”, with the surface of 130 hectares, registered at sheet 478 reverse number 158 of the Registry of Estates of the Mining Registrar of Copiapó, for the year 2004, on by the Legal Mining Company LITIO 1 DE LA SIERRA HOYADA DE MARICUNGA.-; /b/ Mining Claim Named “LITIO 2, 1 TO 30”, with a surface of 143 hectares, registered at sheet 485 reverse number 159 of the Registry of Estates of the Mining Registrar of Copiapó, for the year 2004, on by the Legal Mining Company LITIO 2 DE LA SIERRA HOYADA DE MARICUNGA.-; /c/ Mining Claim named “LITIO 3, 1 TO 58”, with a surface of 286 hectares, registered at sheet 491 reverse number 160 of the Registry of Estates of the Mining Registrar of Copiapó, for the year 2004, owned by the Legal Mining Company LITIO 3 DE LA SIERRA HOYADA DE MARICUNGA.-; and /d/ Mining Claim named “LITIO 4, 1 TO 60”, with a surface of 300 hectares, registered at sheet 498 number 161 of the Registry of Estates of the Mining Registrar of Copiapó, for the year 2004, owned by the legal mining company LITIO 4 DE LA SIERRA HOYADA DE MARICUNGA.-; /e/ Mining Claim named “LITION 5, 1 TO 60”, with a surface area of 297 hectares, registered at sheet 504 number 162, of the Registry of Estates of the Mining Registrar of Copiapó, for the year 2004, owned by the legal mining company LITIO 5 DE LA SIERRA HOYADA DE MARICUNGA.; and /f/ Mining Claim named “LITIO 6, 1 TO 60”, with a surface of 282 hectares, registered at sheet 511 number 163 of the Registry of Estates of the Mining Registrar of Copiapó, for the year 2004, owned by the legal mining company LITIO 6 DE LA SIERRA HOYADA DE MARICUNGA.- Four.Two. The Sellers state and expressly place on record that the Mining Concessions are in force,  are owned by the Companies, respectively in exclusive and excluding ownership, as stated in the number Four.One above, that do not superimpose to any rights of third parties that may entitle this third party to explore or exploit any substances that may be subject to mining concession on the same land, which were established and/or acquired in fair title, in good faith, according to the law, regulations and other applicable norms; and nobody may claim the rights or report irregularities, that the mining licenses have been paid and in the amounts that correspond and that they are free from any pending encumbrances, mortgage, guarantee, options contracts, prohibitions, seizure or lawsuit, as well as any other impediment that may affect its free use, enjoyment or availability. The circumstances and facts referred to in the statements of aforementioned, have been deemed as decisive for the conclusion of this Contract.- FIFTH: Buying and Selling of Shares. In this act and by the instrument herein, the Sellers sell and transfer one hundred percent (100%) of their respective shares on the companies to MINERA LI ENERGY SpA, which representative appearing buys and accepts, in the following proportions: /a/ Mr. JORGE RODIÓN BARROZO SANKAN, sells and transfers six (6) shares he currently holds in each and every one of the Companies stated in the Second Clause of this instrument, to Minera Li Energy SpA, which is duly represented, and accepts and receives the shares; /b/ Mr. CARLOS ROBERTO GAONA VELASCO, sells and transfers the eight (8) shares he currently holds in each and every one of the Companies stated in the Second Clause of this instrument, to Minera Li Energy SpA, which is duly represented, and accepts and receives the shares; /c/ Mr. CHRISTIAN RICARDO HIDALGO REYES, duly represented, sells and transfers the eight (8) shares he currently holds in each and every one of the Companies stated in the Second Clause of this instrument, to Minera Li Energy SpA, which is duly represented, and accepts and receives the shares; /d/ JEAN PIERRE NACIFF CATALANO, sells and transfers the four (4) shares he currently holds in each and every one of the Companies stated in the Second Clause of this instrument, to Minera Li Energy SpA, which is duly represented, and accepts and receives the shares; /e/ CALCATA S.A., duly represented, sells and transfers the twenty-five (25) shares he currently holds in each and every one of the Companies stated in the Second Clause of this instrument, to Minera Li Energy SpA, which is duly represented, and accepts and receives the shares; and

/f/ CAMPOS MINERAL ASESORÍAS PROFESIONALES LIMITADA, duly represented, sells and transfers the nine (9) shares it currently holds in each and every one of the Companies stated in the Second Clause of this instrument, to Minera Li Energy SpA, which is duly represented, and accepts and receives the shares.- SIXTH: Price.- The sole and entire price of the buying and selling for all the shares stated in the Fifth Clause above, is the total amount of six million, two hundred fifty thousand dollars of the United States of America ($6,250,000.00), price that is deemed as distributed lineally and equally among all the Shares sold. The price above-mentioned shall be paid in the amount and dates stated hereunder: /a/ with two hundred fifty thousand dollars of the United States of America ($250,000.00), paid in cash on January 2, 2011, an amount that the Sellers declared to have received at pro-rate, to their entire satisfaction and, therefore, declare to have received in full; /b/ With six million of the United States of America ($6,000,000.00), hereby paid in cash with the following documents: /a/ Fixed term deposit endorsed to Mr. JORGE RODIÓN BARROZO SANKAN, for the amount of six hundred thousand dollars of the United States of America ($600,000.00)  ; /b/ Fixed term deposit endorsed to Mr. CARLOS ROBERTO GAONA VELASCO, for the amount of eight hundred thousand dollars of the United States of America ($800,000.00)  ; /c/ Fixed term deposit endorsed to Mr. CHRISTIAN RICARDO HIDALGO REYES, for the amount of eight hundred thousand dollars of the United States of America ($800,000.00); /d/ Fixed term deposit endorsed to Mr. JEAN PIERRE NACIFF CATALANO, for the amount of four hundred thousand dollars of the United States of America ($400,000.00); /e/ Fixed term deposit endorsed to the company CALCATA SOCIEDAD ANÓNIMA, for the amount of two million, five hundred thousand dollars of the United States of America ($2,500,000.00), and /f/ Fixed term deposit endorsed to the company CAMPOS MINERAL ASESORÍAS PROFESIONALES LIMITADA for the amount of nine hundred thousand dollars of the United States of America ($900,000.00), amounts that the Sellers declared to have received in full respectively and, therefore, the broadest and most extensive release is given.- SEVENTH: COMPLEMENTARY

OBLIGATIONS OF THE FRAMEWORK AGREEMENT; Li3 Energy and the Buyer commit themselves to the following: a) To finance at their exclusive expenses, through the Legal Mining Companies referred to in the Second Clause of the instrument herein, all the necessary expenses to develop all the exploration and studied programs that are required to determine the measured and probable mining reserves, aimed at developing a technical economical feasibility project and a bank report prepared in such a way that if complies with the international criteria generally accepted and used for this kind of projects. The study of the reserves shall be carried out according to the Norm “National Instrument 43-101” of Canada and shall comply with the protocol of exploration agreed upon among the Parties.  In all, such financing obligation will be up to the total amount of five million dollars of the United States of America ($5,000,000.00). Li Energy commits itself to, for the purpose of the financing of the expenses stated in the letter herein, to pay in the coffers of the Legal Mining Companies the amount aforementioned, within a maximum period of 180 days, all this according to the provisions in the article 195 of the Mining Code of the Republic of Chile.- b) Likewise, Li3 Energy commits itself to make available for the Project, the necessary amount to pay the expenses of the administration of the companies involved in the Project, and the ones that arise from this date and during the entire process implemented for the Project. - EIGHTH: stock ownership. In relation to the buying and selling of Shares mentioned in the Fifth Clause above, the stock ownership in each one of the Legal Mining Companies stated in the Second Clause of this instrument, has been established as follows: /a/ Legal Mining Company LITIO 1 DE LA SIERRA HOYADA DE MARICUNGA: MINERA LI ENERGY SpA, with 60 shares; Mr. Ernesto de Val Gutiérrez, with 4 shares; Ms. Rosario Serrano

Parot, with 4 shares; Ms. Valeria Serrano Parot, with 4 shares; Mr. Jorge Fuenzalida Barraza, with 4 shares; Mr. Tomás Eduardo Serrano Parot, with 10 shares, Ms. María Ana Parot Donoso, with 14 shares, are the owners of the hundred percent of the shares.- /b/ Legal Mining Company LITIO 2 DE LA SIERRA HOYADA DE MARICUNGA: MINERA LI ENERGY SpA, with 60 shares; Mr. Ernesto de Val Gutiérrez, with 4 shares; Ms. Rosario Serrano Parot, with 4 shares; Ms. Valeria Serrano Parot, with 4 shares; Mr. Jorge Fuenzalida Barraza, with 4 shares; Mr. Tomás Eduardo Serrano Parot, with 10 shares, and Ms. María Ana Parot Donoso, with 14 shares, are the owners of hundred percent of the shares.- /c/ Legal Mining Company LITIO 3 DE LA SIERRA HOYADA DE MARICUNGA: MINERA LI ENERGY SpA, with 60 shares; Mr. Ernesto de Val Gutiérrez, with 4 shares; Ms. Rosario Serrano Parot, with 4 shares; Ms. Valeria Serrano Parot, with 4 shares; Mr. Jorge Fuenzalida Barraza, with 4 shares; Mr. Tomás Eduardo Serrano Parot, with 10 shares, and Ms. María Ana Parot Donoso, with 14 shares, are the owners of hundred percent of the shares.- /d/ Legal Mining Company LITIO 4 DE LA SIERRA HOYADA DE MARICUNGA: MINERA LI ENERGY SpA, with 60 shares; Mr. Ernesto de Val Gutiérrez, with 4 shares; Ms. Rosario Serrano Parot, with 4 shares; Ms. Valeria Serrano Parot, with 4 shares; Mr. Jorge Fuenzalida Barraza, with 4 shares; Mr. Tomás Eduardo Serrano Parot, with 10 shares, and Ms. María Ana Parot Donoso, with 14 shares, are the owners of hundred percent of the shares.- /e/ Legal Mining Company LITIO 5 DE LA SIERRA HOYADA DE MARICUNGA: MINERA LI ENERGY SpA, with 60 shares; Mr. Ernesto de Val Gutiérrez, with 4 shares; Ms. Rosario Serrano Parot, with 4 shares; Ms. Valeria Serrano Parot, with 4 shares; Mr. Jorge Fuenzalida Barraza, with 4 shares; Mr. Tomás Eduardo Serrano Parot, with 10 shares, and Ms. María Ana Parot Donoso, with 14 shares, are the owners of the hundred percent of the shares.- /f/ Legal Mining Company LITIO 6 DE LA SIERRA HOYADA DE MARICUNGA: MINERA LI ENERGY SpA, with 60 shares; Mr. Ernesto de Val Gutiérrez, with 4 shares; Ms. Rosario Serrano Parot, with 4 shares; Ms. Valeria Serrano Parot, with 4 shares; Mr. Jorge Fuenzalida Barraza, with 4 shares; Mr. Tomás Eduardo Serrano Parot, with 10 shares, and Ms. María Ana Parot Donoso, with 14 shares, are the owners of the hundred percent of the shares.- NINTH: Nine.One; Handing over of the shares of Li3 Energy to the Sellers.-  In order to comply with and implement the agreements for the joint committee administration of the Project, detailed in the First Clause above in the document herein, Li3 Energy, Inc., represented in the form stated in the appearances hereof, irrevocably agrees to deliver the ownership to each ones of the Sellers in the percentages and proportions stated by the number of Shares stated in the Fifth Clause above, the total amount of one hundred twenty-five thousand (125,000,000) self-issued shares.  The issuing or book value of these shares will be determined according to the audited balance of the company Li3 Energy, INC. on March 31, 2011, which is registered on this same date, that is from $0.00 dollars of the United States of America per share per share. Because of the latter, each Seller shall become the owner of the following number of shares of Li3 Energy, Inc.: /a/ JORGE RODIÓN BARROZO SANKAN, twelve million, five hundred thousand (12,500,000) shares; /b/ CARLOS ROBERTO GAONA VELASCO, sixteen million, six hundred sixty-six thousand, six hundred sixty-seven (16,666,667) shares; /c/ CHRISTIAN RICARDO HIDALGO REYES, sixteen million, six hundred sixty-six thousand, six hundred sixty-seven (16,666,667) shares; /d/ JEAN PIERRE NACIFF CATALANO, eight million, three hundred thirty-three thousand, three hundred thirty-three (8,333,333) shares; /e/ the company CALCATA SOCIEDAD ANÓNIMA, fifty-two million, eighty-three thousand, three hundred thirty-three (52,083,333) shares and /f/ the company CAMPOS MINERAL ASESORÍAS PROFESIONALES LIMITADA eighteen million, seven hundred fifty thousand (18,750,000) shares.- The delivery of the ownership of the representative deeds of the shares of LI Energy, hereinafter referred to as the “Li3 Energy Shares” to the Sellers, shall be carried out by Mr. Antonio Ortuzar Vicuña,  lawyer, domiciled at Nueva Tajamar 481, North Tower, 21st Floor, community of Las Condes,  e-mail address: Antonio.Ortuzar.Jr@bakermckenzie.com, hereinafter referred to as the “Lawyer”, as soon as possible and in any case within the following three working days as of the date in which and the following copulative requirements are complied with: (i) that the Shares of the Legal Mining Companies are registered, under the name of the Buyer, in the Registry of Shareholders of the Registrar of Mines of Copiapó, which shall be certified by means of the handing over of the copy of the registrations of the Shares under the name of the Buyer to the Buyer, with the validity certificate, and (ii) that the Registrar of Mines of Copiapó issues the certificates that certify that the Mining Concessions are free from Mortgage, encumbrances, interdictions y prohibitions, which shall certified by means of the handing over of  the certificates of the mortgages, encumbrances, restraint and prohibitions of the Mining Concessions. The parties agree that if within a maximum period of 90 days as of the date of the instrument herein it has not been possible to obtain the certified copies and the certificates stated in the letters (i) and (ii), and/or in the event that what is stated in such paragraphs is complied with by the Sellers, the Lawyer failed to hand over the deeds of the Shares of Li3 Energy that he was obligated to transfer by this instrument the Parties are obligated to annul this agreement Nine.Two. Restrictions: Considering that the delivery of the Shares of Li3 Energy to the Sellers is based on the joint committee administration of Li3 Energy and of the Project, by the Parties, they have agreed that the Shares of Li3 Energy be subject to a restriction period for sale in the stock market of 18 months as of the date of this contract. Notwithstanding the aforementioned, this restriction shall extinguish by law before the expiry of the period aforementioned if any of the following events took place: (i) If Li3 Energy Inc. signs an agreement with one or more investors to obtain financing of the  necessary investments  for the development Project up to its commercial production stage; (ii) If within the period of 18 months established an offer with the characteristics of a Public Tender of Shares  is placed for the Shares of Li3 Energy Inc; that is intended to take control and/or management of the Company, the Sellers remain empowered to sell through such a Public Tender. (iii) If the current Chief Executive Officer of Li3 Energy, Mr. Luis Saenz Rocha, sells his shares,  in the company or resigns from his position; (iv) If as a result of capital increases, the income of new shareholders, the result of a Public Tender for the Acquisition of Shares and/or as the result of any other reason beyond the Sellers’ control, they will reduce the number of directors in Li3 Energy that they named pursuant to that stated in point (ii) of letter b) of number One.Four. of the First Clause above; and  (v) If before the expiry of the sale restriction period agreed upon, it is agreed by Li3 Energy to sell its participation in the Buyer and/or the Buyer agrees to the sale of the Shares of the Companies and/or the indicated Mining Properties in accordance with that provided in letter d), number One.Two of the First Clause above. In all, to each one of the Sellers will be authorized to sell up to a maximum of thirty-three percent (33%) of the shares as of the ninth month after the date of this instrument, partial sales that occur will not terminate the agreements of joint administration or jointly agreed in this instrument .- Notwithstanding the aforementioned, the Sellers may, during the entire restriction period, transfer their shares between the Sellers and, between the Sellers and companies related with them.- TENTH: General conditions. The Sellers and the Buyer declare that it is deemed as included in the buying and selling of the Shares, all the assets that proportionally correspond to the Sellers, either for the concept of capital, adjustment or reappraise, undistributed profits or unpaid, retained or accrued or not collected or a received dividends, reserves, reimbursements, distributions, compensations, indemnities and any other kind of values, rights, credits and assets of any kind that derive from their conditions of shareholders.- ELEVENTH: Transfer. According to the provisions in the article 178 of the Mining Code, the transfer of the Shares that are sold for this concept shall be carried out by the Registry of the document here in the Registry of Shareholders of the Registrar of Mines of Copiapó.- TWELFTH: By virtue of the payment carried out according to the Sixth Clause above, the Sellers, recognize and declare that: (a) each and every one of the obligations assumed by the Buyer respecting the price payment are fully and appropriately complied with and, as a consequence, extinct and (b) that they expressly waive the rights for avoidance actions that may arise from this contract, except that which is related to the obligations assumed by Li3 Energy in subparagraphs c) and d) of paragraph One.Four. of the First Clause above.  Once the obligations assumed by Li3 Energy in subparagraphs c) and d) of paragraph One.Four, of the First Clause are fully complied with, the Sellers hereby agree to grant the cancellation and release waiving the corresponding enforcement action.  The Sellers hereby in this instrument grant an irrevocable power of attorney to Messrs. Esteban Díaz Egaña or Enrique Cuadra Court, so that any one of them may sign the subject cancellation and release..- THIRTEEN: The Parties declare as complied with any commitment or option contract signed in between them in relation to the Shares object of this contract, and especially Binding and Not Binding Offers, from November 12, 2010 and February 17, 2011, and their later  extensions, and the broadest and most extensive release is given in relation to those obligations .- FOUTEENTH: If in clause, paragraph or part of this contract is declared ineffective, null and void or illegal because of any reason, all the other clauses, paragraphs or parts of this contract that may be enforced without that clause, paragraph or null and void or illegal part of this contract, shall continue to be in force, provided that, however, the lack of force of any of the paragraphs or subparagraphs of the contract herein does not affect in a relevant manner or substantially changes the sense of this contract or of the rights and obligations of the parties. In any case, in the event that a clause or a provision is declared null and void or not enforceable, that clause or provision shall be deemed as replaced by another that is valid and enforceable and that is the closest to the expression of the provision prohibited or not enforceable.- FIFTEENTH: Arbitration.- Any doubt or difficulty that may arise between the parties because of the compliance with this contract, or its complementary documents, agreements and obligations, either in relation to its interpretation, compliance, validity, resolution, termination or any other cause or reason in relation to the Contract herein, shall be settled by means of arbitration, according to the Regulation of the Arbitration Centre of the Chamber of Commerce of Santiago A.G., that being a part of this clause, the parties declare to know and accept. The parties confer irrevocable power of attorney to the Chamber of Commerce of Santiago A.G. in order to, at the written request of any of them, appoint a mixed arbitrator from the members of the arbitration body of the Arbitration Centre of the aforementioned Chamber?. Mixed arbitration is deemed to mean that the arbitrator shall be subject to the regulations of the Arbitration and Mediation Centre of Santiago in relation to the procedure, having to proceed according to the law in relation to the sentence. SIXTEENTH: Li3 Energy hereby confers a special, irrevocable and free to attorney Antonio Ortúzar Vicuña, identified, so that representing all the rights and obligation that arise from this instrument, including in such representation the power to be subpoenaed and sued in any lawsuit or judicial action that is filed by the Sellers for breach of the obligations provided in this instrument.  Thus, the principal will be validy tied to the litigation and the agent legally subpoenaed.  The Parties agree to give the irrevocable character of this power of attorney while the stipulations contained in this agreement are in effect, once is has been granted in their mutual benefit, the agent expressly stating that he may not waive this without the Sellers´express consent. SEVENTEENTH: The expenses and taxes that arise from the instrument herein and its corresponding registration shall be of the exclusive expenses on the Buyer.- EIGHTEENTH: The? Bearer of the certified copy of the excerpt of this instrument is authorized to requests from the Registrar of Commerce of Santiago to carry out the necessary recordings and registrations that may correspond in the respective Registrars. The lawyers Antonio Ortúzar Vicuña and Mirco Hilgers Gutschendies (the “Agents”) are also authorized to, any of them acting jointly with any of the persons Mr. Enrique Cuadra Court and Mr. Esteban Díaz Egaña, may supplement and correct the citation errors or  formal omissions that the parties may have incurred in this Contract, being able for that purpose to submit one or more minutes before the respective Registrar or grant or sign the deeds or  necessary or convenient public or private instruments, which are necessary to correctly carry out the recordings and registrations of the above sales and transfers- The right of representation of Mr. Antonio Ortúzar Vicuña to represent MINERA LI ENERGY SpA,  is certified by public instrument dated March 18, 2011, granted at the Notary of Santiago go Mr. Patricio Zaldívar Mackenna, that reduced the minutes of the meeting of the board of directors of the company dated March 17, 2011. The right of the representation of Mr. Antonio Ortúzar Vicuña to represent LI3 ENERGY, INC. is certified by public instrument dated May 2, 2011, granted at the Notary of Santiago of Mr. Patricio Zaldívar Mackenna. The right of representation of Mr. Pablo Cifuentes Corona to represent the company “Calcata Sociedad Anónima” is certified in the minutes of the 5th Session of the Board of Directors of the Company, carried out on April 15, 2008, and reduced to public instrument in the Notary’s Office of Ms. Eliana Gervasio Zamudio, in the city of Viña del Mar, dated May 23, 2008,

Record No 2510.- The right of representation of Mr. Patricio Campos Poblete to represent the company “Campos Mineral Asesorías Profesionales Limitada” is certified in the public instrument of the establishment of the company, granted before the Notary of this city Mr. Juan Ricardo San Martín Urrejola, dated October 24, 2000, Record No 12.040-2000. The right of representation of Mr. Ricardo Norberto Hidalgo Yanssen to represent Mr. Christián Ricardo Hidalgo Reyes is contained in the public deed of Broad Power of Attorney, delivered before the Notary of Copiapó of Mr. Luis Alberto Contreras Fuentes, dated July 9, 2010, Record No. 1,770-2010.  In witness whereof and the appearing parties having read the present instrument. Copy issued. I attest.

ANTONIO ORTÚZAR VICUÑA
MINERA LI ENERGY SpA  (P. of A.)

ANTONIO ORTÚZAR VICUÑA
Li3 ENERGY ENERGY, INC. (P. of A.)

JORGE RODIÓN BARROZO SANKAN

CARLOS ROBERTO GAONA VELASCO

RICARDO NORBERTO HIDALGO YANSSEN
pp. CHRISTIAN RICARDO HIDALGO REYES

JEAN PIERRE NACIFF CATALANO

PABLO LUIS HIRAM CIFUENTES CORONA
CALCATA SOCIEDAD ANÓNIMA (P. of A.)

PATRICIO CAMPOS POBLETE
CAMPOS MINERAL ASESORÍAS PROFESIONALES LIMITADA (P. of A.)